EXHIBIT 21.1

CAPITAL AUTOMOTIVE REIT SUBSIDIARIES

STATE OF INCORPORATION
NAME OF SUBSIDIARY	OR ORGANIZATION
AUTO PARK INVESTMENT GENERAL PARTNERSHIP NO. 2, LLP	MARYLAND
AUTO PROPERTIES SILVER SPRING, LLC	MARYLAND
CAPITAL AUTOMOTIVE FINANCE L.L.C.	DELAWARE
CAPITAL AUTOMOTIVE L.P.	DELAWARE
CAR 1 MOM L.P.	DELAWARE
CAR 2 MOM L.P.	DELAWARE
CAR AAG AR BRY L.L.C.	DELAWARE
CAR AAG CA L.L.C.	DELAWARE
CAR AAG CA CLO L.L.C.	DELAWARE
CAR AAG FL L.L.C.	DELAWARE
CAR AAG FL FT PIE L.L.C.	DELAWARE
CAR AAG FL JAC L.L.C.	DELAWARE
CAR AAG FL ST AUG L.L.C.	DELAWARE
CAR AAG GA L.L.C.	DELAWARE
CAR AAG GA DEC L.L.C.	DELAWARE
CAR AAG GA DOR L.L.C.	DELAWARE
CAR AAG MS BRAN L.L.C.	DELAWARE
CAR AAG MS YAZ L.L.C.	DELAWARE
CAR AAG NC L.L.C.	DELAWARE
CAR AAG TX L.P.	DELAWARE
CAR ABC VA L.L.C.	DELAWARE
CAR AUF II L.L.C.	DELAWARE
CAR AUF III L.L.C.	DELAWARE
CAR AUF IV L.L.C.	DELAWARE
CAR BOH L.L.C.	DELAWARE
CAR BSC L.L.C.	DELAWARE
CAR BURT L.L.C	DELAWARE
CAR CHA L.L.C.	DELAWARE
CAR CMC TN MEM L.L.C.	DELAWARE
CAR CMX L.P.	DELAWARE
CAR CMX FL L.L.C.	DELAWARE
CAR CMX IL GLEN L.L.C.	DELAWARE
CAR CMX IL OAK L.L.C.	DELAWARE
CAR CMX TN L.L.C.	DELAWARE
CAR COVEY L.L.C.	DELAWARE
CAR CZ L.L.C.	DELAWARE
CAR DMR 1 L.L.C.	DELAWARE
CAR FAA II L.L.C.	DELAWARE
CAR FAM II L.L.C.	DELAWARE
CAR FREE FORD L.L.C.	DELAWARE
CAR GIL FM IA L.L.C.	DELAWARE
CAR GIL MP IA L.L.C.	DELAWARE
CAR GIL NC L.L.C.	DELAWARE
CAR GIL QUIN IL L.L.C.	DELAWARE

STATE OF INCORPORATION
NAME OF SUBSIDIARY	OR ORGANIZATION
CAR GIL QUIN IL 2 L.L.C.	DELAWARE
CAR GIL WB IA L.L.C.	DELAWARE
CAR GPAUTO1 LAND L.L.C.	DELAWARE
CAR GRAUTO1 LAND L.P.	DELAWARE
CAR HTN1 L.L.C.	DELAWARE
CAR I JACKSON L.P.	DELAWARE
CAR JACKSON L.L.C.	DELAWARE
CAR JEN MD CUMB L.L.C.	DELAWARE
CAR KEARNY L.L.C.	DELAWARE
CAR KEARNY LAND L.L.C.	DELAWARE
CAR MAG FER L.L.C.	DELAWARE
CAR MCC L.L.C.	DELAWARE
CAR MI HG L.L.C.	DELAWARE
CAR MI MD L.L.C	DELAWARE
CAR MI MD BALT L.L.C.	DELAWARE
CAR MI MD EAST L.L.C.	DELAWARE
CAR MI MD HAR L.L.C.	DELAWARE
CAR MI MD HOLS L.L.C.	DELAWARE
CAR MI MD YORK L.L.C.	DELAWARE
CAR MI PA L.P.	DELAWARE
CAR MI SPE INC.	DELAWARE
CAR MICH HQ MM INC.	DELAWARE
CAR MMR L.L.C.	DELAWARE
CAR MOM INC.	DELAWARE
CAR MOM ROCK L.L.C.	DELAWARE
CAR MUL NY L.L.C.	DELAWARE
CAR PALM L.L.C.	DELAWARE
CAR PAR TX HOU5	DELAWARE
CAR PAR TX HOU6	DELAWARE
CAR PAR TX HOU7	DELAWARE
CAR PAR VW L.P.	DELAWARE
CAR PARK LEM L.P.	DELAWARE:
CAR PEN CHRYSLER L.L.C.	DELAWARE
CAR PEN NISSAN L.L.C.	DELAWARE
CAR PIO GOOD L.L.C.	DELAWARE
CAR PLD L.L.C.	DELAWARE
CAR RG L.LC.	DELAWARE
CAR ROU CAD L.L.C.	DELAWARE
CAR ROU CHAMP L.L.C.	DELAWARE
CAR SON BAY L.P.	DELAWARE
CAR SON BYTWN TOY L.P.	DELAWARE
CAR SON CAP CHVY L.L.C.	ALABAMA
CAR SON CHAR L.L.C.	DELAWARE
CAR SON IRON L.L.C.	DELAWARE
CAR SON IRON II L.L.C.	DELAWARE
CAR SON LNB SHOP, L.L.C.	DELAWARE
CAR SON MAS L.P.	DELAWARE
CAR SON MAS GAR L.P.	DELAWARE

STATE OF INCORPORATION
NAME OF SUBSIDIARY	OR ORGANIZATION
CAR SON MAS TN L.L.C.	DELAWARE
CAR SON MCKNY II L.P.	DELAWARE
CAR SON NEWSOME II L.L.C.	DELAWARE
CAR SON NSV L.P.	DELAWARE
CAR SON NSV II L.P.	DELAWARE
CAR SON PARR L.P.	DELAWARE
CAR SONFREE L.L.C.	DELAWARE
CAR SON STAR L.P.	DELAWARE
CAR UNI CT FAIR L.L.C.	DELAWARE
CAR UNI MICH HQ L.L.C.	DELAWARE
CAR UNI NJ TURN L.L.C.	DELAWARE
CAR UNI OH BED L.L.C.	OHIO
CAR UNI OK TUL L.L.C.	DELAWARE
CAR UNI TN GER L.L.C.	DELAWARE
CAR UNI VA TYS L.L.C.	DELAWARE
CAR UNI VA TYS AM L.L.C.	DELAWARE
CAR UNI VA TYS PA L.L.C.	DELAWARE
CAR WAR L.L.C.	DELAWARE
CAR WOLFE AC L.L.C.	DELAWARE
CAR WOLFE AC MTG L.L.C.	DELAWARE
CAR WOLFE TOY L.L.C.	DELAWARE
CARS CNI-2 L.P.	DELAWARE
CARS CNISPE-2 INC.	DELAWARE
CARS-DB1, L.L.C.	DELAWARE
CARS-DB4, L.P.	DELAWARE
CARS-DBSPE1, INC.	DELAWARE
CARS-DBSPE4, INC.	DELAWARE
CARS-FEN L.L.C.	DELAWARE
CARS LOAN SERVICER L.L.C	DELAWARE
MMR HOLDINGS, L.L.C.	NORTH CAROLINA
MMR TENNESSEE, L.L.C.	NORTH CAROLINA
MMR VIKING INVESTMENT ASSOCIATES, L.P.	TEXAS
SRE MICHIGAN-2 L.L.C.	MICHIGAN
SRE SOUTH CAROLINA-1, L.L.C.	SOUTH CAROLINA